UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 14, 2004

                                Youbet.com, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                         0-26015                      95-4627253
-----------------                 ---------------            -------------------
(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

   5901 De Soto Avenue, Woodland
         Hills, California                                        91367
---------------------------------------                        ------------
(Address of principal executive offices)                        (Zip Code)

                                 (818) 668-2100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 5. Other Events

On January 16, 2004, Youbet announced a delay in both the Delaware Court proceedings concerning Youbet's definitive proxy statement first mailed to stockholders on or about August 25, 2003 (for a subsequently postponed annual meeting) and the related arbitration proceedings concerning the warrant to acquire Youbet common stock held by ODS Technologies, a subsidiary of Gemstar-TV Guide International, which does business as TVG Networks ("TVG"), by mutual agreement with TVG. Copies of the letter filed with the Delaware Court (dated January 14, 2004), the American Arbitration Association Order (dated January 15,
2004) and Youbet's press release (dated January 16, 2004) are being filed with this report.

Item 7. Financial Statements and Exhibits

      (a)   Not Applicable.

      (b)   Not Applicable.

      (c)   Exhibits:

            99.1  Letter to the Delaware Court of Chancery dated January 14,
                  2004

            99.2 Order of the American Arbitration Association dated January 15, 2004

            99.3  Press Release issued January 16, 2004

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       YOUBET.COM, INC.


Date: January 20, 2004                 By: /s/ Charles Champion
                                          --------------------------------------
                                           Charles Champion
                                           President and Chief Executive Officer